UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): April 22, 2019

FLOWSERVE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Boulevard., Suite 2300
Irving, Texas (Address of Principal Executive Offices)		75039 (Zip Code)

(972) 443-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01 Other Events.

During the second half of 2018, Flowserve Corporation (the "Company") determined that there are meaningful operational synergies and benefits to combining the Engineered Product Division ("EPD") and Industrial Product Division ("IPD") reportable segments into one reportable segment, Flowserve Pump Division ("FPD"). The reorganization of the segments reflects how the Company’s chief operating decision maker (its Chief Executive Officer) regularly reviews financial information to allocate resources and assess performance. During the quarter ended March 31, 2019 the reorganization was implemented and as a result, beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, the Company will report its financial information reflecting the two operating segment structure, FPD and Flow Control Division ("FCD"), and prior periods will be retrospectively adjusted as periodic reports are filed to conform to the new reportable segment composition.

To assist investors in comparing the Company’s historical segment financial information with the Company’s future segment financial information, Exhibit 99.1 filed with this Current Report on Form 8-K includes retrospectively adjusted supplemental unaudited historical segment financial information for FPD and eliminations and all other (which includes the Company’s corporate headquarters costs and other minor entities that do not constitute separate segments) for each of the four quarters of the year ended December 31, 2018, and for each of the years ended December 31, 2018, 2017 and 2016.

The information included in this Form 8-K is presented for information purposes only in connection with the reporting changes described above.  The revisions do not represent a restatement of previously issued financial statements.  As a result, the information in this Form 8-K, including exhibits, should be read in conjunction with the sections of our Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 10-K”) and in conjunction with information disclosed in our Securities and Exchange Commission filings made after the date of the 2018 10-K, including our quarterly filings on Forms 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Supplemental Unaudited Historical Segment Financial Information of Flowserve Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: April 22, 2019	By: /s/ Lee S. Eckert
Lee S. Eckert
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental Unaudited Historical Segment Financial Information of Flowserve Corporation.